Exhibit 99.3

Designated Filer:	Warburg Pincus Private Equity (E&P) X, Inc.
Issuer & Ticker Symbol:	Laredo Petroleum, Inc. [LPI]
Date of Event Requiring Statement:	March 5, 2015

Joint Filers’ Signatures

WARBURG PINCUS PRIVATE EQUITY (E&P) X, INC.

By: Warburg Pincus Private Equity (E&P) X-B, L.P., its sole shareholder

By: Warburg Pincus (E&P) X, L.P., its General Partner

By: Warburg Pincus (E&P) X LLC, its General Partner

By: Warburg Pincus Partners (E&P) LLC, its Sole Member

By: Warburg Pincus & Company US, LLC, its Managing Member

By:	/s/ Steven G. Glenn	Date:	March 6, 2015
Name: Steven G. Glenn
Title: Authorized Signatory

WARBURG PINCUS PRIVATE EQUITY (E&P) X-A, L.P.

By: Warburg Pincus (E&P) X, L.P., its General Partner

By: Warburg Pincus (E&P) X LLC, its General Partner

By: Warburg Pincus Partners (E&P) LLC, its Sole Member

By: Warburg Pincus & Company US, LLC, its Managing Member

By:	/s/ Steven G. Glenn	Date:	March 6, 2015
Name: Steven G. Glenn
Title: Authorized Signatory

WARBURG PINCUS PRIVATE EQUITY (E&P) X-B, L.P.

By: Warburg Pincus (E&P) X, L.P., its General Partner

By: Warburg Pincus (E&P) X LLC, its General Partner

By: Warburg Pincus Partners (E&P) LLC, its Sole Member

By: Warburg Pincus & Company US, LLC, its Managing Member

By:	/s/ Steven G. Glenn	Date:	March 6, 2015
Name: Steven G. Glenn
Title: Authorized Signatory

WARBURG PINCUS (E&P) X, L.P.

By: Warburg Pincus (E&P) X LLC, its General Partner

By: Warburg Pincus Partners (E&P) LLC, its Sole Member

By: Warburg Pincus & Company US, LLC, its Managing Member

By:	/s/ Steven G. Glenn	Date:	March 6, 2015
Name: Steven G. Glenn
Title: Authorized Signatory

WARBURG PINCUS (E&P) X, LLC

By: Warburg Pincus Partners (E&P) LLC, its Sole Member

By: Warburg Pincus & Company US, LLC, its Managing Member

By:	/s/ Steven G. Glenn	Date:	March 6, 2015
Name: Steven G. Glenn
Title: Authorized Signatory

WARBURG PINCUS PARTNERS (E&P) LLC
By: Warburg Pincus & Company US, LLC, its Managing Member

By:	/s/ Steven G. Glenn	Date:	March 6, 2015
Name: Steven G. Glenn
Title: Authorized Signatory

WARBURG PINCUS & COMPANY US, LLC

By:	/s/ Steven G. Glenn	Date:	March 6, 2015
Name: Steven G. Glenn
Title: Authorized Signatory